                          DELAWARE GROUP EQUITY FUNDS V

                          Delaware Dividend Income Fund
                                  (the "Fund")

          Supplement to the Fund's Statement of Additional Information
                              dated March 30, 2007

On August 16,  2007,  the Board of  Trustees of Delaware  Group  Equity  Funds V
unanimously  voted to approve  changes to the Fund's  investment  strategies and
policies   to  permit   the  Fund  to  invest   without   restriction   in  loan
participations.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following  information about Loans and Other Direct Indebtedness is added to the section entitled "Investment Strategies and Risks."

Loans and Other Direct Indebtedness
Delaware Dividend Income Fund may purchase loans and other direct  indebtedness.
In purchasing a loan, the Fund acquires some or all of the interest of a bank or other  lending  institution  in a loan to a  corporate,  governmental,  or other borrower.  Many such loans are secured,  although  some may be  unsecured.  Such loans may be in default at the time of  purchase.  Loans that are fully  secured offer  the  Fund  more  protection  than  an  unsecured  loan  in the  event  of non-payment of scheduled interest or principal.  However,  there is no assurance that the  liquidation  of  collateral  from a secured  loan  would  satisfy  the corporate borrower's obligation, or that the collateral can be liquidated. These loans are made  generally to finance  internal  growth,  mergers,  acquisitions, stock repurchases,  leveraged  buy-outs,  and other corporate  activities.  Such loans are typically made by a syndicate of lending institutions,  represented by an agent lending  institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the  syndicate,  and for enforcing its and their  other  rights  against  the  borrower.  Alternatively,  such loans may be structured  as a novation,  pursuant  to which the Fund would  assume all of the rights of the lending  institution  in a loan or as an  assignment,  pursuant to which the Fund would purchase an assignment of a portion of a lender's  interest in a loan either directly from the lender or through an intermediary.

Delaware  Dividend  Income Fund may also purchase  trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other  direct  indebtedness  acquired  by  Delaware
Dividend Income Fund may involve  revolving  credit  facilities or other standby financing  commitments  which  obligate  the  Fund to pay  additional  cash on a certain date or on demand.  These  commitments  may require the Fund to increase its investment in a company at a time when that Fund might not otherwise  decide to do so (including at a time when the company's  financial  condition  makes it unlikely  that such  amounts  will be  repaid).  To the extent  that the Fund is committed to advance additional funds, it will at all times hold and maintain in a  segregated  account  cash or other high grade debt  obligations  in an amount sufficient to meet such  commitments.  The Fund's ability to receive  payment of principal,  interest, and other amounts due in connection with these investments will depend primarily on the financial  condition of the borrower.  In selecting the  loans and  other  direct  indebtedness  that the Fund  will  purchase,  the investment  manager  will  rely  upon  its own  (and  not the  original  lending institution's)  credit analysis of the borrower.  As the Fund may be required to rely upon another lending  institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness,  an insolvency,  bankruptcy, or reorganization of the  lending  institution  may delay or  prevent  the Fund from  receiving  such amounts.  In such cases, the Fund will evaluate as well the  creditworthiness of the  lending  institution  and will  treat  both the  borrower  and the  lending institution  as an  "issuer"  of  the  loan  for  purposes  of  compliance  with applicable  law  pertaining  to  the  diversification  of the  Fund's  portfolio investments.  The highly  leveraged  nature of many such loans and other  direct indebtedness  may make  such  loans  and other  direct  indebtedness  especially vulnerable to adverse changes in economic or market  conditions.  Investments in such loans and other  direct  indebtedness  may involve  additional  risk to the
Fund.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.

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